                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): August 15, 2000



                            ANALYTICAL SURVEYS, INC.
                            ------------------------
             (Exact name of Registrant as specified in its charter)


Colorado                         0-13111                         84-0846389
--------                     --------------                      ----------
(State or other               (Commission                      (IRS Employer
jurisdiction of               File Number)                   Identification No.)
incorporation)


          941 Meridian Street, Indianapolis, IN                       46204
       --------------------------------------------                 ---------
         (Address or principal executive offices)                   (Zip Code)

        Registrant's telephone number, including area code (317) 634-1000
                                                           ---------------




  (Former name or former address, if changed since last report): Not applicable

Item 5.  OTHER EVENTS

See Exhibit 99 to this Form 8-K.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits. Exhibit 99. Analytical Surveys, Inc. Press Release issued August 15, 2000.


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                ANALYTICAL SURVEYS, INC.

Date: October 11, 2000                      By: /s/ Michael A. Renninger
                                                --------------------------------
                                                Michael A. Renninger
                                                Chief Financial Officer